Exhibit 99.1 INNOVATING TREATMENTS THROUGH ADVANCED PLACENTAL SCIENCE January 11-14, 2021 2021 J.P. Morgan 39th Annual Healthcare Conference 1Exhibit 99.1 INNOVATING TREATMENTS THROUGH ADVANCED PLACENTAL SCIENCE January 11-14, 2021 2021 J.P. Morgan 39th Annual Healthcare Conference 1

IMPORTANT CAUTIONARY STATEMENT This presentation contains forward-looking statements. Investors are cautioned against placing undue reliance on these statements. All statements relating to events or results that may occur in the future are forward-looking statements, including, without limitation, statements regarding the following: • the regulatory pathway for our products, including our existing and planned investigative new drug application and pre-market approval requirements, the timing, design and success of our clinical trials and pursuit of biologic license applications (“BLAs”) and other regulatory approvals for certain products; the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all. • our expectations regarding our ability to continue marketing our micronized products and certain other products during and following the end of the period of enforcement discretion announced by the United States Food and Drug Administration (“FDA”); to the extent our products do not qualify for regulation as human cells, tissues and cellular and tissue-based products solely under Section 361 of the Public Health Service Act (“Section 361”), this could result in removal of the applicable products from the market, would make the introduction of new tissue products more expensive and would significantly delay the expansion of our tissue product offerings and subject us to additional post-market regulatory requirements. • our expectations regarding future revenue growth, including product innovations, expansion into additional domestic and international markets, our product pipeline and the potential to increase our product offerings, and future research and development expenses; future revenue growth will require continued or additional market, regulatory, and payor acceptance of our products. • ongoing and future effects arising from the COVID-19 pandemic and the Company’s plans to adhere to governmental recommendations with respect thereto; the COVID-19 pandemic and governmental and societal responses thereto have adversely affected our business, results of operations and financial condition, and the continuation of the pandemic or the outbreak of other health epidemics could harm our business, results of operations, and financial condition. • our expectations regarding market opportunities, expected growth in certain markets, and demographic and market trends; there can be no assurance that the demand for our products will grow. • our expectations regarding future staffing levels and future levels of cash, nets sales, gross margin, investments, and expenses; future operating results and financial conditions are subject to numerous risks and uncertainties; and • our expectations regarding our ability to resolve certain legal matters; We are currently, and may in the future be, subject to substantial litigation and ongoing investigations that could cause us to incur significant legal expenses and result in harm to our business and we can provide no assurance that we will resolve such matters on terms that are reasonable or that existing resources will be adequate to resolve such matters. 2IMPORTANT CAUTIONARY STATEMENT This presentation contains forward-looking statements. Investors are cautioned against placing undue reliance on these statements. All statements relating to events or results that may occur in the future are forward-looking statements, including, without limitation, statements regarding the following: • the regulatory pathway for our products, including our existing and planned investigative new drug application and pre-market approval requirements, the timing, design and success of our clinical trials and pursuit of biologic license applications (“BLAs”) and other regulatory approvals for certain products; the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all. • our expectations regarding our ability to continue marketing our micronized products and certain other products during and following the end of the period of enforcement discretion announced by the United States Food and Drug Administration (“FDA”); to the extent our products do not qualify for regulation as human cells, tissues and cellular and tissue-based products solely under Section 361 of the Public Health Service Act (“Section 361”), this could result in removal of the applicable products from the market, would make the introduction of new tissue products more expensive and would significantly delay the expansion of our tissue product offerings and subject us to additional post-market regulatory requirements. • our expectations regarding future revenue growth, including product innovations, expansion into additional domestic and international markets, our product pipeline and the potential to increase our product offerings, and future research and development expenses; future revenue growth will require continued or additional market, regulatory, and payor acceptance of our products. • ongoing and future effects arising from the COVID-19 pandemic and the Company’s plans to adhere to governmental recommendations with respect thereto; the COVID-19 pandemic and governmental and societal responses thereto have adversely affected our business, results of operations and financial condition, and the continuation of the pandemic or the outbreak of other health epidemics could harm our business, results of operations, and financial condition. • our expectations regarding market opportunities, expected growth in certain markets, and demographic and market trends; there can be no assurance that the demand for our products will grow. • our expectations regarding future staffing levels and future levels of cash, nets sales, gross margin, investments, and expenses; future operating results and financial conditions are subject to numerous risks and uncertainties; and • our expectations regarding our ability to resolve certain legal matters; We are currently, and may in the future be, subject to substantial litigation and ongoing investigations that could cause us to incur significant legal expenses and result in harm to our business and we can provide no assurance that we will resolve such matters on terms that are reasonable or that existing resources will be adequate to resolve such matters. 2

IMPORTANT CAUTIONARY STATEMENT (CONT.) Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “seek,” “target,” “future,” “plan,” “continue,” “potential,” “possible,” “could,” “estimate,” “may,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to differ materially. Factors that may cause such a difference include, without limitation, those discussed under the heading “Risk Factors” in our most recent Form 10-Q and in our Form 10-K for the year ended December 31, 2019. Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as the result of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained herein is specifically qualified in its entirety by the aforementioned factors. 3IMPORTANT CAUTIONARY STATEMENT (CONT.) Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “seek,” “target,” “future,” “plan,” “continue,” “potential,” “possible,” “could,” “estimate,” “may,” “anticipate,” “to be” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to differ materially. Factors that may cause such a difference include, without limitation, those discussed under the heading “Risk Factors” in our most recent Form 10-Q and in our Form 10-K for the year ended December 31, 2019. Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as the result of new information, the occurrence of subsequent events, a change in circumstances or otherwise. Each forward-looking statement contained herein is specifically qualified in its entirety by the aforementioned factors. 3

LEADING PRODUCT PORTFOLIO POSITIONED FOR GROWTH

$256M
TTM Net Sales[1]

84%
Gross Margin[2]

$1.1B
Market Cap[3]



WELCOME BACK
TO NASDAQ
MiMedx
MDXG – 11/4/2020
MDXG NasdaqListed

2,000,000+
Allografts Distributed[4]

725+
Employees[5]

265+
Field Sales Personnel[5]

30M (U.S.)
with diabetes[6]

$6.2-$18.7B
Medicare cost of DFU/yr[8]

2.9M
chronic wounds[7]

$60K/yr
Cost of amputation care[9]

Reimbursement coverage, U.S.:
300M+
lives

EpiFix® purion BY MIMEDX

- 5-year shelf life
- Room temp storage
- 300+ regulatory proteins

17.5M+
U.S. KOA patients[10]

2M+
U.S. patients treated for PF annually[11]

1,000+ patients
studied under IND clinical programs[12]

10,000+ ft²
of ISO Class 7 clean room space

(1) Trailing twelve months period ended September 30, 2020, as reported in applicable SEC filings. (2) Represents GAAP gross margin for the trailing twelve months period ended September 30, 2020. (3) Based on closing stock price on January 7, 2021 (4) As of January 8, 2021; (5) As of December 31, 2020; (6) Sen CK. Human Wounds and Its Burden: An Updated Compendium of Estimates. Adv Wound Care (New Rochelle). 2019;8(2):39-48. doi:10.1089/wound.2019.0946; (7) BioMed GPS SmartTrak; (8) Nussbaum SR, Carter MJ, Fife CE, DaVanzo J, Haught R, Nusgart M, et al. An economic evaluation of the impact, cost, and medicare policy implications of chronic nonhealing wounds. Value Health. 2018;21(1):27-32; (9) D.G. Armstrong, M. A. Swerdlow, A. A. Armstrong, M. S. Conte, W. V. Padula, and S. A. Bus, "Five year mortality and direct costs of care for people with diabetic foot complications are comparable to cancer," Journal of Foot and Ankle Research, vol. 13, no. 1. BioMed Central Ltd., Mar. 24, 2020, doi: 10.1186/s13047-020-00383-2. (10) Global Data Knee Reconstruction Data Model United States 2020 (11) Tong KB, Furia J. Economic burden of plantar fasciitis treatment in the United States. Am J Orthop (Belle Mead NJ). 2010;39(5):227-231; (12) MiMedx IND Clinical Trial Programs; Plantar Fasciitis Phase 2B: 147; Plantar Fasciitis Phase 3: 276; Knee Osteoarthritis Phase 2B: 430+; Achilles Tendonitis Phase 3: 158.

4

MiMedx

FROM TRANSFORMATION TO INVESTMENT Positioning for pipeline Investing acceleration in core business for growth Focusing capital on strategic initiatives 5FROM TRANSFORMATION TO INVESTMENT Positioning for pipeline Investing acceleration in core business for growth Focusing capital on strategic initiatives 5

MIMEDX IS A PIONEER IN PLACENTAL BIOLOGICS Promising Late- Core Business Stage Pipeline Distinct drivers of significant shareholder value with current and future growth potential 6MIMEDX IS A PIONEER IN PLACENTAL BIOLOGICS Promising Late- Core Business Stage Pipeline Distinct drivers of significant shareholder value with current and future growth potential 6

DIFFERENTIATED PLATFORM POSITIONED TO EXCEED MARKET GROWTH

All amniotic products are not the same

- Shelf-stable with 5-year shelf life
- Human-derived, immunologically privileged & terminally sterilized
- Full vertical integration with scalable donation & recovery network
- Peer-reviewed, published data recognized by AHRQ
- Broad reimbursement coverage
- Strong intellectual property protection



U.S. Amniotic Tissue Market
Competitor A
Competitor B
Competitor C
Others
MiMedx
+10%
TARGET GROWTH
+8-10%
CAGR
6%
CAGR
skin substitutes
$1B
Amniotic Tissue Allografts
Xenograft Skin Substitutes
Others

Source: BioMed GPS SmartTrak; CAGR 2019-2024E; AHRQ = Agency for Healthcare Research and Quality

7

MiMedx

INVESTMENTS IN CGMP MANUFACTURING ENHANCE COMPETITIVE ADVANTAGES

Rigorous regulatory standards from tissue donation to final product benefit entire portfolio and ensure consistency and controls throughout manufacturing process



EpiFix
AmnioFix
purion BY MIMEDX
1
Delivery of Healthy Baby via Caesarean Section
2
Donated Placental Tissues Recovered and Tested with CGMP Systems and Quality Release Controls
3
Proprietary Processing
4
Terminal Sterilization to ISO Standards
5
Final Release Testing, including Purity, Potency and Identity
Shelf-Stable Packaged Product
Final Release Testing
Shelf-Stable Packaged Product
EpiFix
AmnioFix

CGMP = Current Good Manufacturing Practice

8

ROBUST COMMERCIAL INFRASTRUCTURE DIFFERENTIATES FIELD SALES FORCE



Q3 2020 Revenue (TTM)
In-patient
29%
Private Office
29%
Out-patient
30%
Other
12%

Reimbursement coverage, U.S.

300M+ lives



- **265+ field sales personnel** supported by an **expanding Medical Science Liaison** team to educate customers
- Robust **clinical evidence** to differentiate within the category and **stabilize reimbursement** shifts
- Current **multi-year contracts** in place with the **largest GPOs and IDNs**
- Product attributes are easily integrated into **multiple sites** of care to **ensure broad patient access**
- **Field-based reimbursement & national account teams** aligned to field sales personnel to accelerate commercial execution
- **Patient Insurance Verification Team** for intake and processing of insurance to determine coverage

GPO = Group Purchasing Organization; IDN = Integrated Delivery Network

9

MiMedx

NEAR-TERM INVESTMENTS PRIORITIZE 10%+ FIELD SALES TEAM EXPANSION

Core Business

Increase Market Opportunity

1

Capture Disproportionate Share

2

Invest to Enhance Commercial Excellence Model

3

10

MiMedx

TARGETED INVESTMENT FOR GEOGRAPHIC EXPANSION


Current primary market
1-2 year expansion
2-3 year expansion

	JAPAN	UK	GERMANY
Total Wound Care Market	~$430M	~$380M	~$740M
DFU + VLU (patients)	650K	225K	500K
MiMedx Addressable Market (patients)	100K	35K	80K
Approval Status	Anticipated mid-2021	Approved	Approved
Reimbursement Status	3-6 months post-approval	In process	In process

Source: Global Data Tissue Engineered-Skin Sub Data Model Wound Management Japan, Germany and UK Year 2020 – retrieved Sept 2020; Management estimates; MiMedx Addressable Market represents assumed, eventual 15% penetration of the addressable market. Reaching this level is subject to numerous risks and uncertainties, including regulatory and market acceptance, and appropriate reimbursement. Investors are cautioned that actual results may differ materially.

11

MiMedx

2021 INVESTMENTS REPRESENT SIGNIFICANT INCREASE IN R&D TO SUPPORT CORE MARKET AND PIPELINE GROWTH OBJECTIVES Core Business Pipeline PROTECT GROW CORE PRODUCT ADVANCE EXISTING AREAS BUSINESS INNOVATION TIMELINE TO BLA OF USE BLA = Biologics License Application 122021 INVESTMENTS REPRESENT SIGNIFICANT INCREASE IN R&D TO SUPPORT CORE MARKET AND PIPELINE GROWTH OBJECTIVES Core Business Pipeline PROTECT GROW CORE PRODUCT ADVANCE EXISTING AREAS BUSINESS INNOVATION TIMELINE TO BLA OF USE BLA = Biologics License Application 12

INVESTMENTS IN R&D POSITION US TO ACCELERATE PROGRAM TIMELINES

Synergistic activities contribute to overall BLA program efficiencies



Plantar Fasciitis
Est. BLA Filing
Est. BLA Approval
P H 3
Knee Osteoarthritis
FDA Meeting
Phase 3 Initiation
Est. BLA Filing
Est. Launch
P H 2
P H 3
2020
2021
2022
2023
2024
2025
2026

According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the Investigational New Drug (IND) and the premarket approval requirements for certain Human Cells, Tissues, and Cellular and Tissue-Based Products (HCT/Ps), provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

13

MiMedx

INCREASING OPTIMISM IN PIPELINE AS A PLATFORM TECHNOLOGY

- Promising retrospective data[1,2]
- Phase 2B Plantar Fasciitis trial demonstrated statistically significant benefit in pain and function
- Phase 2B Knee Osteoarthritis trial:
  - Drop-out rates lower than expected
  - Additional dosing potential
  - Evolving competitive landscape



Current IND Studies
Planned Near-Term IND Studies
Potential Long-Term IND Studies

Offers **non-surgical** treatment option to **reduce pain** & **improve function**

(1) Alden KJ, Harris S, Hubbs B, Kot K, Istwan NB, Mason D. Micronized Dehydrated Human Amnion Chorion Membrane Injection in the Treatment of Knee Osteoarthritis-A Large Retrospective Case Series [published online ahead of print, 2019 Nov 28]. *J Knee Surg.* 2019;10.1055/s-0039-3400951. doi:10.1055/s-0039-3400951; (2) Gellhorn AC, Han A. The Use of Dehydrated Human Amnion/Chorion Membrane Allograft Injection for the Treatment of Tendinopathy or Arthritis: A Case Series Involving 40 Patients. PM R. 2017 Dec;9(12):1236-1243. doi: 10.1016/j.pmrj.2017.04.011. Epub 2017 May 6. PMID: 28483683.

14
MiMedx

FINANCIAL STRENGTH FORTIFIES SUSTAINABLE AND PROFITABLE GROWTH

Adjusted Net Sales[1]

$241M

Adjusted Gross Margin[1]

83.8%

Net Loss (TTM)

$40M

Includes:

- $12.1M benefit from Revenue Transition
- $59.2M charge for Investigation, Restatement and Related Expenses

Adjusted EBITDA as % of Adjusted Net Sales[2]



14.6%
15.6%
13.2%
14.3%
14.3%
3Q 2019
4Q 2019
1Q 2020
2Q 2020
3Q 2020

Adj. Free Cash Flow[3]

$31M

Net Cash at 9/30/2020

$62M

Days Sales Outstanding at 9/30/2020

43 days

Inventory Levels



$9.1
$9.2
$10.6
$11.0
4Q 2019
1Q 2020
2Q 2020
3Q 2020

Inventory levels provide sufficient supply

(1) Trailing twelve months period ended September 30, 2020. Adjusted Net Sales and Adjusted Gross Margin are non-GAAP measurements and exclude impact of Revenue Transition amounts; Refer to slide 4 for the respective GAAP amount and to slides 41 and 42 for more information. (2) Calculated on a trailing twelve-month basis for each period. Adjusted Net Sales and Adjusted EBITDA are non-GAAP measurements. Refer to slides 41 and 42 for more information and reconciliation to the nearest GAAP figure. (3) Adjusted Free Cash Flow is calculated as Adjusted EBITDA less capital expenditures and patent application costs; Refer to slide 41 for more information.

15

MiMedx

2021 TOP-LINE GROWTH WITH SIGNIFICANT INVESTMENTS IN GROWTH DRIVERS

Outlook for 2021 consistent with growing in excess of market

Enforcement Discretion:	**Full Impact**[1]	**No Impact**
2021 Net Sales	**$235-250M**[2]	**$255-270M**[2]

Plan to increase sales professionals to

290+ by 12/31/21

Adjusted gross margins expected to be consistent with 2020 levels of

83-85%

Investing proceeds from mid-2020 capital raise in growth drivers:

R&D expense expected to be

$35-40M

SG&A expense will reflect impact of investment in Commercial initiatives

Decline expected in Investigation, Restatement and Related expenses, prior to any settlement of the pending securities class action matter.[3]

(1) If Enforcement Discretion expires at the end of May 2021 and the Company can no longer sell micronized products, management estimates a negative impact to Net Sales of approximately $20 - 25 million in 2021. (2) The above outlook assumes full access to hospitals and health care provider facilities; continuation or escalation of access restrictions or lockdown orders as a result of the pandemic will adversely affect our results. (3) See slides 23 and 24 for more information.

16

MiMedx

INVESTMENTS POSITION ACCOMPLISHMENT OF 2021 GROWTH DRIVERS q Top-line growth >10% (excludes potential impact of enforcement discretion) q Sales force growth >10% Commercial q Japan approval q Pursue organic and inorganic growth opportunities Operations q CGMP compliance q Interim data readouts (PF/KOA/AT) q Peer-reviewed clinical, scientific and economic publications R&D q Accelerate late-stage pipeline q File additional INDs 17INVESTMENTS POSITION ACCOMPLISHMENT OF 2021 GROWTH DRIVERS q Top-line growth >10% (excludes potential impact of enforcement discretion) q Sales force growth >10% Commercial q Japan approval q Pursue organic and inorganic growth opportunities Operations q CGMP compliance q Interim data readouts (PF/KOA/AT) q Peer-reviewed clinical, scientific and economic publications R&D q Accelerate late-stage pipeline q File additional INDs 17

FROM TRANSFORMATION TO INVESTMENT Positioning for pipeline Investing acceleration in core business for growth Focusing capital on strategic initiatives 18FROM TRANSFORMATION TO INVESTMENT Positioning for pipeline Investing acceleration in core business for growth Focusing capital on strategic initiatives 18

QUESTION & ANSWER SESSION 19QUESTION & ANSWER SESSION 19

APPENDIX 20APPENDIX 20

EXPERIENCED LEADERSHIP TEAM



TIMOTHY R. WRIGHT
Chief Executive Officer

M2GEN · TEVA · DU PONT MERCK · Cardinal Health · COVIDIEN



PETE CARLSON
Chief Financial Officer

Brighthouse Financial · Wachovia · MetLife · Arthur Andersen & Co.



BUTCH HULSE
General Counsel & Secretary

Dykema · KCI · Acelity



ROHIT KASHYAP, PhD
Chief Commercial Officer

Acelity



ROBERT STEIN, MD, PhD
EVP, Research & Development

Merck · Roche · Incyte · agenus



MARK GRAVES
Chief Compliance Officer

ucb · Abbott · Takeda · TAP



JACK HOWARTH
SVP, Investor Relations

antares pharma · KOS · Warner Lambert · King Pharmaceuticals



STAN MICEK
SVP, Business Development

The Ohio State University Wexner Medical Center · M2GEN · Abbott



MARK ROGERS
VP, Global Quality Assurance & Regulatory

rti surgical · Bayer · Biomimetic · Pfizer



SCOTT TURNER
SVP, Operations & Procurement

Berkshire Hathaway · Johnson & Johnson

= Joined since 2018

21

MiMedx

EXPERIENCED BOARD OF DIRECTORS M. KATHLEEN BEHRENS, Ph.D . JAMES L. BI E R MA N MICHAEL J. GIULIANI, M.D. WILLIAM A. HAWKINS I I I CATO T. LAURENCIN, M.D., Ph.D. K. TODD N EW T ON MARTIN P. S U TTE R TIMOTHY R. WR I G H T 22EXPERIENCED BOARD OF DIRECTORS M. KATHLEEN BEHRENS, Ph.D . JAMES L. BI E R MA N MICHAEL J. GIULIANI, M.D. WILLIAM A. HAWKINS I I I CATO T. LAURENCIN, M.D., Ph.D. K. TODD N EW T ON MARTIN P. S U TTE R TIMOTHY R. WR I G H T 22

CONTINUED PROGRESS TO RESOLVE REMAINING LEGAL CONTINGENCIES • Audit Committee investigation concluded in Q2 2019 • Financial restatement completed at end of Q2 2020 Investigation, Restatement • Two additional matters resolved in principle Q4 2020 and Related Expense: Investigation Restatement Legal & Indemnification Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Current spend relates to legal matters involving the company (fees and resolution) and indemnification costs for former officers and directors • Company has utilized some of the applicable Directors & Officers insurance, and has some remaining coverage available • 12 of 15 material litigation matters disclosed in 2019 Form 10-K now resolved; See Slide 24 for more information. • Securities class action matter remains outstanding; mediation scheduled for December 23CONTINUED PROGRESS TO RESOLVE REMAINING LEGAL CONTINGENCIES • Audit Committee investigation concluded in Q2 2019 • Financial restatement completed at end of Q2 2020 Investigation, Restatement • Two additional matters resolved in principle Q4 2020 and Related Expense: Investigation Restatement Legal & Indemnification Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Current spend relates to legal matters involving the company (fees and resolution) and indemnification costs for former officers and directors • Company has utilized some of the applicable Directors & Officers insurance, and has some remaining coverage available • 12 of 15 material litigation matters disclosed in 2019 Form 10-K now resolved; See Slide 24 for more information. • Securities class action matter remains outstanding; mediation scheduled for December 23

MATERIAL LITIGATION CLOSURE UPDATE

12 of 15 "Material Litigation" matters disclosed in 2019 Form 10-K now resolved

Matters Resolved in Last 16 Months

Matter	Type of Matter	Timing of Resolution
Annual Meeting Litigation	Two Cases to Compel Shareholder Meetings	Q2/Q3 2019
Kruchoski	Retaliation	Q3 2019
Fox	Retaliation	Q4 2019
Scott	Retaliation/Gender Discrimination	Q4 2019
S.E.C. Civil Enforcement	Civil Enforcement	Q4 2019
OSHA	Retaliation	Q2 2020
Shareholder Derivative Litigation	Derivative Claims for Breach of Fiduciary Duty	Q2 2020
V.A./DOJ Pricing Practices	*Qui Tam* Action	Q2 2020
NuTech	Patent	Q3 2020
Osiris	Breach of Contract Trade Secret Theft	Q3 2020
MDNC	Healthcare Industry Compliance Investigation	Q4 2020[1]
PAN	*Qui Tam* Action	Q4 2020[1]

Matters Pending

Matter	Type of Matter
Securities Litigation	Civil Class Action
Sparrow	Defamation
Viceroy	Defamation

(1) Reached agreement in principle on two matters in Q4 2020

24

MiMedx

REGULATORY ENVIRONMENT OVERVIEW 361 351 Human Tissue (i.e., When minimally When more than minimally placental tissue) manipulated manipulated Indication for use Homologous use* As indicated by clinical trial Manufacturing process CGTP CGMP FDA Oversight Regulated by the FDA for Approved by the FDA for a risk of disease transmission specific indication for use Enforcement Discretion: According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns. * Homologous use means that the donated tissue serves the same basic function in a recipient as the tissue does in the donor 25REGULATORY ENVIRONMENT OVERVIEW 361 351 Human Tissue (i.e., When minimally When more than minimally placental tissue) manipulated manipulated Indication for use Homologous use* As indicated by clinical trial Manufacturing process CGTP CGMP FDA Oversight Regulated by the FDA for Approved by the FDA for a risk of disease transmission specific indication for use Enforcement Discretion: According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns. * Homologous use means that the donated tissue serves the same basic function in a recipient as the tissue does in the donor 25

CLINICAL EVIDENCE DEMONSTRATES DIFFERENTIATION & SUPPORTS REIMBURSEMENT ** BEST-IN-CLASS CLINICAL EVIDENCE • Statistically significant results* • Randomized controlled trials across multiple applications • Head-to-head study results demonstrate superior clinical outcomes & substantially lower cost-to- closure compared to Apligraf® • Studies demonstrate Low Risk of Bias* “intended to help health care decision makers — VALIDATION OF patients and clinicians, health system leaders, and DATA IN RECENT policymakers, among others — make well- * informed decisions and thereby improve the AHRQ REPORT quality of health care services” *Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020 **Please see Appendix for Clinical Study Summary (slide 27) and references 26CLINICAL EVIDENCE DEMONSTRATES DIFFERENTIATION & SUPPORTS REIMBURSEMENT ** BEST-IN-CLASS CLINICAL EVIDENCE • Statistically significant results* • Randomized controlled trials across multiple applications • Head-to-head study results demonstrate superior clinical outcomes & substantially lower cost-to- closure compared to Apligraf® • Studies demonstrate Low Risk of Bias* “intended to help health care decision makers — VALIDATION OF patients and clinicians, health system leaders, and DATA IN RECENT policymakers, among others — make well- * informed decisions and thereby improve the AHRQ REPORT quality of health care services” *Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020 **Please see Appendix for Clinical Study Summary (slide 27) and references 26

CLINICAL STUDY SUMMARY STUDY RESULT Complete Wound Closure: 1 EpiFix DFU RCT Study 92% at 6 weeks (p=.001) Overall Complete Wound Closure: EpiFix DFU RCT – Weekly vs. Biweekly 92.5% healing in 12 weeks 2 Application Mean time to Healing: – Weekly applications: 2.4 weeks – Biweekly applications: 4.1 weeks Complete Wound Closure: 85% at 4 weeks 95% at 6 weeks EpiFix DFU RCT – EpiFix vs. Apligraf® Cost Effectiveness: 3,4 vs. SOC Study • Subjects receiving EpiFix used 58% fewer grafts • Median cost of graft material for EpiFix was 83% less than Apligraf® Complete Wound Closure: 5 EpiFix DFU Multicenter RCT 81% at 12 weeks (PP: Per-Protocol) 70% at 12 weeks (ITT: Intent-to-Treat) 62% of patients achieved ≥ 40% wound closure 6 EpiFix VLU Surrogate Endpoint Study at 4 weeks Complete Wound Closure: 7 EpiFix VLU Multicenter RCT 60% at 12 weeks 71% at 16 weeks Complete Wound Closure: 8 EpiCord Multicenter RCT 81% at 12 weeks (PP: Per-Protocol) 70% at 12 weeks (ITT: Intent-to-Treat) (1) Zelen, C.M., Serena, T.E., Denoziere, G. and Fetterolf, D.E. (2013), A prospective randomised comparative parallel study of amniotic membrane wound graft in the management of diabetic foot ulcers. Int Wound J, 10: 502-507. doi:10.1111/iwj.12097; (2) Zelen CM, Serena TE, Snyder RJ. A prospective, randomised comparative study of weekly versus biweekly application of dehydrated human amnion/chorion membrane allograft in the management of diabetic foot ulcers. Int Wound J. 014;11(2):122-128. doi:10.1111/iwj.12242; (3) Zelen CM, Gould L, Serena TE, Carter MJ, Keller J, Li WW. A prospective, randomised, controlled, multi-centre comparative effectiveness study of healing using dehydrated human amnion/chorion membrane allograft, bioengineered skin substitute or standard of care for treatment of chronic lower extremity diabetic ulcers. Int Wound J. 2015 Dec;12(6):724-32. (4) Zelen CM, Serena TE, Gould L, et al. Treatment of chronic diabetic lower extremity ulcers with advanced therapies: a prospective, randomised, controlled, multi-centre comparative study examining clinical efficacy and cost. Int Wound J. 2016 Apr;13(2):272-82. (5)Tettelbach, W, Cazzell, S, Reyzelman, AM, Sigal, F, Caporusso, JM, Agnew, PS. A confirmatory study on the efficacy of dehydrated human amnion/chorion membrane dHACM allograft in the management of diabetic foot ulcers: A prospective, multicentre, randomised, controlled study of 110 patients from 14 wound clinics. Int Wound J. 2019; 16: 19– 29.https://doi.org/10.1111/iwj.12976 (6) 27 Serena, T.E., Carter, M.J., Le, L.T., Sabo, M.J., DiMarco, D.T. and (2014), Dehydrated amnion/chorion membrane. Wound Repair Regen, 22: 688-693. doi:10.1111/wrr.12227; (7) Bianchi, C., Cazzell, S., Vayser, D., Reyzelman, A.M., Dosluoglu, H., Tovmassian, G. and (2018), A multicentre randomised controlled trial evaluating the efficacy of dehydrated human amnion/chorion membrane (EpiFix®) allograft for the treatment of venous leg ulcers. Int Wound J, 15: 114-122. doi:10.1111/iwj.12843; (8) Tettelbach, W, Cazzell, S, Sigal, F, et al. A multicentre prospective randomised controlled comparative parallel study of dehydrated human umbilical cord (EpiCord) allograft for the treatment of diabetic foot ulcers. Int Wound J. 2019; 16: 122– 130. https://doi.org/10.1111/iwj.13001; (9)Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020; CLINICAL STUDY SUMMARY STUDY RESULT Complete Wound Closure: 1 EpiFix DFU RCT Study 92% at 6 weeks (p=.001) Overall Complete Wound Closure: EpiFix DFU RCT – Weekly vs. Biweekly 92.5% healing in 12 weeks 2 Application Mean time to Healing: – Weekly applications: 2.4 weeks – Biweekly applications: 4.1 weeks Complete Wound Closure: 85% at 4 weeks 95% at 6 weeks EpiFix DFU RCT – EpiFix vs. Apligraf® Cost Effectiveness: 3,4 vs. SOC Study • Subjects receiving EpiFix used 58% fewer grafts • Median cost of graft material for EpiFix was 83% less than Apligraf® Complete Wound Closure: 5 EpiFix DFU Multicenter RCT 81% at 12 weeks (PP: Per-Protocol) 70% at 12 weeks (ITT: Intent-to-Treat) 62% of patients achieved ≥ 40% wound closure 6 EpiFix VLU Surrogate Endpoint Study at 4 weeks Complete Wound Closure: 7 EpiFix VLU Multicenter RCT 60% at 12 weeks 71% at 16 weeks Complete Wound Closure: 8 EpiCord Multicenter RCT 81% at 12 weeks (PP: Per-Protocol) 70% at 12 weeks (ITT: Intent-to-Treat) (1) Zelen, C.M., Serena, T.E., Denoziere, G. and Fetterolf, D.E. (2013), A prospective randomised comparative parallel study of amniotic membrane wound graft in the management of diabetic foot ulcers. Int Wound J, 10: 502-507. doi:10.1111/iwj.12097; (2) Zelen CM, Serena TE, Snyder RJ. A prospective, randomised comparative study of weekly versus biweekly application of dehydrated human amnion/chorion membrane allograft in the management of diabetic foot ulcers. Int Wound J. 014;11(2):122-128. doi:10.1111/iwj.12242; (3) Zelen CM, Gould L, Serena TE, Carter MJ, Keller J, Li WW. A prospective, randomised, controlled, multi-centre comparative effectiveness study of healing using dehydrated human amnion/chorion membrane allograft, bioengineered skin substitute or standard of care for treatment of chronic lower extremity diabetic ulcers. Int Wound J. 2015 Dec;12(6):724-32. (4) Zelen CM, Serena TE, Gould L, et al. Treatment of chronic diabetic lower extremity ulcers with advanced therapies: a prospective, randomised, controlled, multi-centre comparative study examining clinical efficacy and cost. Int Wound J. 2016 Apr;13(2):272-82. (5)Tettelbach, W, Cazzell, S, Reyzelman, AM, Sigal, F, Caporusso, JM, Agnew, PS. A confirmatory study on the efficacy of dehydrated human amnion/chorion membrane dHACM allograft in the management of diabetic foot ulcers: A prospective, multicentre, randomised, controlled study of 110 patients from 14 wound clinics. Int Wound J. 2019; 16: 19– 29.https://doi.org/10.1111/iwj.12976 (6) 27 Serena, T.E., Carter, M.J., Le, L.T., Sabo, M.J., DiMarco, D.T. and (2014), Dehydrated amnion/chorion membrane. Wound Repair Regen, 22: 688-693. doi:10.1111/wrr.12227; (7) Bianchi, C., Cazzell, S., Vayser, D., Reyzelman, A.M., Dosluoglu, H., Tovmassian, G. and (2018), A multicentre randomised controlled trial evaluating the efficacy of dehydrated human amnion/chorion membrane (EpiFix®) allograft for the treatment of venous leg ulcers. Int Wound J, 15: 114-122. doi:10.1111/iwj.12843; (8) Tettelbach, W, Cazzell, S, Sigal, F, et al. A multicentre prospective randomised controlled comparative parallel study of dehydrated human umbilical cord (EpiCord) allograft for the treatment of diabetic foot ulcers. Int Wound J. 2019; 16: 122– 130. https://doi.org/10.1111/iwj.13001; (9)Skin Substitutes for Treating Chronic Wounds Technical Brief; Technology Assessment Program; Agency for Healthcare Research and Quality, Feb 2, 2020;

LATE-STAGE PIPELINE AIMED AT SIZABLE MARKETS

Potential to address unmet patient needs as a platform technology across multiple markets

MUSCULOSKELETAL/SPORTS MEDICINE

Indication	Stage	Milestone
Plantar Fasciitis	PHASE 3	**1H 2022** Est. BLA filing
Achilles Tendonitis	PHASE 3	**2H 2021** Est. BLA filing*
Knee Osteoarthritis	PHASE 2	**2H 2024 / 1H2025** Est. BLA filing

ADVANCED WOUND CARE

Indication	Stage	Milestone
Chronic Wounds	PRE-CLINICAL	**1H 2021** Est. IND/IDE filing
Surgical Incisions	PRE-CLINICAL	**1H 2021** Est. IND/IDE filing
Soft Tissue Defects	PRE-CLINICAL	**1H 2021** Est. IND/IDE filing

* Dependent on data readout

IDE = Investigational Device Exemption; According to recently updated FDA guidance, FDA generally intends to exercise enforcement discretion through May 31, 2021, with respect to the IND and the premarket approval requirements for certain HCT/Ps, provided that use of the HCT/P does not raise reported safety concerns or potential significant safety concerns.; Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

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PF STUDY INFORMS SAFETY, EFFICACY AND OTHER FUTURE INDICATIONS

Plantar Fasciitis (PF)



2M+
U.S. Patients treated for PF annually[1]

200K+
Candidates for advanced therapies[2]

Current Treatments
- Conservative (RICE/NSAIDS)
- Custom orthotics
- Corticosteroid injections
- Emerging therapies

~20K-50K
Potential candidates for injectable amnion/chorion[3]

Recovery for chronic PF tends to be lengthy and **recurrence is common**

(1) Tong KB, Furia J. Economic burden of plantar fasciitis treatment in the United States. *Am J Orthop (Belle Mead NJ)*. 2010;39(5):227-231; (2) Ang TW. The effectiveness of corticosteroid injection in the treatment of plantar fasciitis. Singapore Med J. 2015;56(8):423-432. doi:10.11622/smedj.2015118; (3) Plantar Fasciitis Primary Research/Conjoint Analysis (n=171) performed by Market Vision December 2019 https://www.mv-research.com/ (data on file).

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PHASE 2B STUDY DEMONSTRATES SIGNIFICANT BENEFIT • Primary Efficacy Endpoint: reduction in VAS (visual analog scale) score for pain (p<0.0001) • Secondary Efficacy Endpoint: improvement in FFI-R (Foot Function Index-Revised) score (p=0.0004) • At 3-month follow-up visit, average reduction VAS score for pain was 76% vs. 45% for Control 0% -10% At 3 months, subjects in placebo group were allowed to -20% undergo alternative therapy AmnioFix -30% Saline -40% -50% -60% -70% -80% -90% -100% Day 0 Month 1 Month 2 Month 3 Month 6 Month 12 30 Reduction from BaselinePHASE 2B STUDY DEMONSTRATES SIGNIFICANT BENEFIT • Primary Efficacy Endpoint: reduction in VAS (visual analog scale) score for pain (p<0.0001) • Secondary Efficacy Endpoint: improvement in FFI-R (Foot Function Index-Revised) score (p=0.0004) • At 3-month follow-up visit, average reduction VAS score for pain was 76% vs. 45% for Control 0% -10% At 3 months, subjects in placebo group were allowed to -20% undergo alternative therapy AmnioFix -30% Saline -40% -50% -60% -70% -80% -90% -100% Day 0 Month 1 Month 2 Month 3 Month 6 Month 12 30 Reduction from Baseline

PLANTAR FASCIITIS (PF) CURRENT STATUS

Phase 2B study completed

Phase 3 study enrollment completed

- 277 patients in September 2020
- Last patient out in Q2 2021

Potential timeline*

- Meeting with FDA mid-2021
- BLA filing 1H 2022
- FDA approval and product launch 1H 2023



PF Study Informs Safety, Efficacy and Other Future Indications


Est. BLA Filing
Est. BLA Approval
Plantar Fasciitis
P H 3
1H
2H
1H
2H
1H
2H
1H
2H
2020
2021
2022
2023

* Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications.

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GAPS IN CURRENT TREATMENT OPTIONS PROVIDE OPPORTUNITY TO ADVANCE NON-SURGICAL TREATMENT ALGORITHM

Knee Osteoarthritis (KOA)



>17.5 million
U.S. KOA patients
(growing 2% per year)[1]

8.8 million
intra-articular injections across
4.4 million patients[2,3]

Current Treatments
- Corticosteroid injections
- Viscosupplementation (e.g. Hyaluronic Acid)
- Platelet Rich Plasma (PRP)
- Emerging therapies

~1M-1.5M
Potential candidates for injectable amnion/ chorion[4]

Offers **non-surgical** treatment option to **reduce pain** & **improve function**

(1) Global Data Knee Reconstruction Data Model United States 2020 (2) 2014 IQVIA Claims data with 2% growth rate; (3) Bannuru RR, Brodie CR, Sullivan MC, McAlindon TE. Safety of Repeated Injections of Sodium Hyaluronate (SUPARTZ) for Knee Osteoarthritis: A Systematic Review and Meta-Analysis. Cartilage. 2016;7(4):322-332. doi:10.1177/1947603516642271; Management Estimates based on at least two injections per patient; (4) Knee OA Primary Research/Conjoint Analysis (n=182) performed by Market Vision December 2019 https://www.mv-research.com/ (data on file); Management estimates.

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INJECTABLE DEHYDRATED HUMAN AMNION/CHORION MEMBRANE (dHACM) IN THE TREATMENT OF KNEE OSTEOARTHRITIS Kris Alden, MD, PhD, Hinsdale Orthopaedics, Hinsdale, IL Retrospective study provided insight into potential for reducing pain and improving function Purpose Results To present our clinical experience using micronized dHACM • Data from 82 patients with 100 treated knees were • Percent increases in KOOS scores were injection as a treatment for symptomatic knee OA. included for analysis. Of these 82 patients, the majority 32%, 56% and 65% respectively. (Table 2) were female (51/82, 62%). • The largest improvements at 6 months • Mean age at treatment was 61.6 ± 10.6 years, median were in the quality of life and Methods age of 58.0 years with an age range of 36-89 years. sports/recreation domains, 111% and 118% respectively. Study Design • Overall mean KOOS score for the cohort was 40 at baseline, improving to 52, 62 and 65 at 6 weeks, 3 • Pain scores improved by 67% at 6 • In a retrospective study design, data were abstracted from months and 6 months post-dHACM injection. (Table 1) months. All scores improved throughout the electronic medical records of 82 OA patients and 100 the observation period. knees injected with 100 mg dHACM by a single physician, • Within 6 weeks of dHACM injection all areas of over a 14-month period. assessment in the KOOS sub-scale had an • Short term pain or soreness around the improvement of mean score by greater than 10 points knee post-injection was a common • Data collected included age, gender, adverse events and signifying meaningful positive clinical change. observation. Knee injury and Osteoarthritis Outcome Score (KOOS) scores routinely recorded at baseline and 6 weeks, and 3 • By 6 months, differences of 24.8-30 points were • No serious or ongoing, unresolved and 6 months, post-treatment. observed in all sub-categories. adverse events were observed in this cohort. Treatment with Injectable dHACM • Treatment consisted of an injection of 100 mg of dHACM, suspended in 3 ml of 0.9% sterile normal saline performed by the primary author. • Prior to injection, local anesthesia was achieved by injection of 2 mls of 0.5% Marcaine in the subcutaneous tissue. • The dHACM allograft was injected through a 22 gauge needle with ultrasound guidance. • Patients were instructed to stop all NSAIDs post injection. Conclusions Knee injury and Osteoarthritis Outcome Score (KOOS) • In the KOOS scale used in this evaluation, 0 represents the • To our knowledge, these data represents the largest worst situation (extreme problems with item assessed), single-physician experience with injectable amniotic while 100 is an ideal situation (no problems with item tissue in the treatment of knee OA to date. assessed). • In our experience, injectable dHACM appears to be a • Effectiveness of dHACM treatment was measured by serial potentially useful treatment option for patients with KOOS scores at 6 weeks, and 3 and 6 months. knee OA. • An improvement in KOOS score of at least 10 points is • Further controlled studies are required to confirm considered to represent meaningful positive clinical these observations. change. 33INJECTABLE DEHYDRATED HUMAN AMNION/CHORION MEMBRANE (dHACM) IN THE TREATMENT OF KNEE OSTEOARTHRITIS Kris Alden, MD, PhD, Hinsdale Orthopaedics, Hinsdale, IL Retrospective study provided insight into potential for reducing pain and improving function Purpose Results To present our clinical experience using micronized dHACM • Data from 82 patients with 100 treated knees were • Percent increases in KOOS scores were injection as a treatment for symptomatic knee OA. included for analysis. Of these 82 patients, the majority 32%, 56% and 65% respectively. (Table 2) were female (51/82, 62%). • The largest improvements at 6 months • Mean age at treatment was 61.6 ± 10.6 years, median were in the quality of life and Methods age of 58.0 years with an age range of 36-89 years. sports/recreation domains, 111% and 118% respectively. Study Design • Overall mean KOOS score for the cohort was 40 at baseline, improving to 52, 62 and 65 at 6 weeks, 3 • Pain scores improved by 67% at 6 • In a retrospective study design, data were abstracted from months and 6 months post-dHACM injection. (Table 1) months. All scores improved throughout the electronic medical records of 82 OA patients and 100 the observation period. knees injected with 100 mg dHACM by a single physician, • Within 6 weeks of dHACM injection all areas of over a 14-month period. assessment in the KOOS sub-scale had an • Short term pain or soreness around the improvement of mean score by greater than 10 points knee post-injection was a common • Data collected included age, gender, adverse events and signifying meaningful positive clinical change. observation. Knee injury and Osteoarthritis Outcome Score (KOOS) scores routinely recorded at baseline and 6 weeks, and 3 • By 6 months, differences of 24.8-30 points were • No serious or ongoing, unresolved and 6 months, post-treatment. observed in all sub-categories. adverse events were observed in this cohort. Treatment with Injectable dHACM • Treatment consisted of an injection of 100 mg of dHACM, suspended in 3 ml of 0.9% sterile normal saline performed by the primary author. • Prior to injection, local anesthesia was achieved by injection of 2 mls of 0.5% Marcaine in the subcutaneous tissue. • The dHACM allograft was injected through a 22 gauge needle with ultrasound guidance. • Patients were instructed to stop all NSAIDs post injection. Conclusions Knee injury and Osteoarthritis Outcome Score (KOOS) • In the KOOS scale used in this evaluation, 0 represents the • To our knowledge, these data represents the largest worst situation (extreme problems with item assessed), single-physician experience with injectable amniotic while 100 is an ideal situation (no problems with item tissue in the treatment of knee OA to date. assessed). • In our experience, injectable dHACM appears to be a • Effectiveness of dHACM treatment was measured by serial potentially useful treatment option for patients with KOOS scores at 6 weeks, and 3 and 6 months. knee OA. • An improvement in KOOS score of at least 10 points is • Further controlled studies are required to confirm considered to represent meaningful positive clinical these observations. change. 33

RESULTS OF RETROSPECTIVE STUDY BY DR. KRIS ALDEN INDICATE SIGNIFICANT BENEFIT FROM mdHACM INJECTIONS KOOS Subscales (Mean % Increase) over Time 140% 120% Daily Living Pain Quality of Life 100% Sports/Recreation Symptoms Overall KOOS 80% 60% 40% 20% 0% Pre-Injection 6 Weeks 3 Months 6 Months Source: Alden KJ, Harris S, Hubbs B, Kot K, Istwan NB, Mason D. Micronized Dehydrated Human Amnion Chorion Membrane Injection in the Treatment of Knee Osteoarthritis-A Large Retrospective Case Series [published online ahead of print, 2019 Nov 28. J Knee Surg. 2019;10.1055/s- 34 0039-3400951. doi:10.1055/s-0039-3400951. Increase from BaselineRESULTS OF RETROSPECTIVE STUDY BY DR. KRIS ALDEN INDICATE SIGNIFICANT BENEFIT FROM mdHACM INJECTIONS KOOS Subscales (Mean % Increase) over Time 140% 120% Daily Living Pain Quality of Life 100% Sports/Recreation Symptoms Overall KOOS 80% 60% 40% 20% 0% Pre-Injection 6 Weeks 3 Months 6 Months Source: Alden KJ, Harris S, Hubbs B, Kot K, Istwan NB, Mason D. Micronized Dehydrated Human Amnion Chorion Membrane Injection in the Treatment of Knee Osteoarthritis-A Large Retrospective Case Series [published online ahead of print, 2019 Nov 28. J Knee Surg. 2019;10.1055/s- 34 0039-3400951. doi:10.1055/s-0039-3400951. Increase from Baseline

KNEE OSTEOARTHRITIS (OA) CURRENT STATUS

Phase 2B study ongoing

- Enrollment completed September 2020
  - Completed early, despite COVID-19 challenges
  - 447 patients enrolled
  - Drop-out rates lower than expected – 3% actual compared to 10% anticipated
- Last Patient Out for 6-month blinded observation in late 2021
- 6-month open-label extension allows all patients option to receive mdHACM

Potential timeline*

- Meeting with FDA in mid-2021
- Phase 3 initiation in first half 2022
- BLA filing 2H 2024 / 1H 2025
- FDA approval and product launch in 2H 2025 / 1H 2026

Critical success factors

- **Advantaged by CGMP readiness for Plantar Fasciitis BLA**
- **RMAT designation provides frequent dialogue with the FDA**



Phase 3 initiation
FDA meeting
Est. BLA Filing
Est. launch
Knee Osteoarthritis
PH2
PH3
1H
2H
2021
2022
2023
2024
2025
2026

* Timeline represents current plans and estimates only. Actual results and timing may differ materially. There can be no assurance that clinical trials are conducted or completed on schedule, that trial results are favorable, or that we obtain regulatory approval for our products and indications. RMAT = Regenerative Medicine Advanced Therapy.

35

INTELLECTUAL PROPERTY OVERVIEW 12 issued PATENT PORTFOLIO OVERVIEW 1 pending • Domestic patents issued: 97 • Domestic patents pending: 39 1 issued • Foreign patents issued: 99 1 pending • Foreign patents pending: 54 FENESTRATED ISSUED PATENTS BY 16 issued TECHNOLOGY CATEGORY 1 pending • Placental Tissue: ‒ 58 domestic ‒ 35 foreign 3 issued • CollaFix: 3 pending ‒ 36 domestic ‒ 64 foreign • HydroFix: Trade ‒ 3 domestic Secrets 36INTELLECTUAL PROPERTY OVERVIEW 12 issued PATENT PORTFOLIO OVERVIEW 1 pending • Domestic patents issued: 97 • Domestic patents pending: 39 1 issued • Foreign patents issued: 99 1 pending • Foreign patents pending: 54 FENESTRATED ISSUED PATENTS BY 16 issued TECHNOLOGY CATEGORY 1 pending • Placental Tissue: ‒ 58 domestic ‒ 35 foreign 3 issued • CollaFix: 3 pending ‒ 36 domestic ‒ 64 foreign • HydroFix: Trade ‒ 3 domestic Secrets 36

ADJUSTED NET SALES TRENDS REFLECT STABILIZATION POST COVID-19 DOWNTURN Revenue presentation includes impact of 2019 transition in revenue recognition $89 ($ millions) $76 $68 $67 $67 $67 $67 $67 $64 $63 $62 $57 $54 $52 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 1 Net Sales Adjusted Net Sales (1) Adjusted Net Sales excludes impact of Revenue Transition amounts. See slide 41 for reconciliation to Net Sales. 37ADJUSTED NET SALES TRENDS REFLECT STABILIZATION POST COVID-19 DOWNTURN Revenue presentation includes impact of 2019 transition in revenue recognition $89 ($ millions) $76 $68 $67 $67 $67 $67 $67 $64 $63 $62 $57 $54 $52 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 1 Net Sales Adjusted Net Sales (1) Adjusted Net Sales excludes impact of Revenue Transition amounts. See slide 41 for reconciliation to Net Sales. 37

SUMMARY BALANCE SHEETS

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
					Unaudited		
Assets							
Cash and Cash Equivalents	28.4	96.9	94.1	69.1	53.5	48.2	109.6
Accounts Receivable, net	0.0	0.0	21.4	32.3	31.9	30.1	33.0
Inventory, net	16.4	15.0	12.0	9.1	9.2	10.6	11.0
Other Current Assets	12.4	10.6	6.5	12.7	21.2	18.7	17.9
Total Current Assets	**57.2**	**122.5**	**134.0**	**123.2**	**115.9**	**107.6**	**171.5**
Property and Equipment	16.4	14.7	13.2	12.3	11.8	10.8	10.3
Other Assets	33.9	33.1	32.1	31.6	31.2	32.5	31.5
Total Assets	**107.4**	**170.3**	**179.3**	**167.2**	**158.9**	**150.9**	**213.3**
Liabilities and Stockholders' Equity							
Current Liabilities	64.3	78.1	73.4	67.3	63.7	63.7	57.3
Long Term Debt, net	0.0	63.1	62.2	61.9	61.6	61.5	47.6
Other Liabilities	4.7	4.5	4.2	3.5	3.2	2.9	4.4
Total Liabilities	**69.1**	**145.6**	**139.7**	**132.8**	**128.6**	**128.1**	**109.3**
Convertible Preferred Stock	0.0	0.0	0.0	0.0	0.0	0.0	91.1
Stockholders' Equity	38.4	24.7	39.6	34.4	30.3	22.9	12.9
Total Liabilities and Stockholders' Equity	**107.4**	**170.3**	**179.3**	**167.2**	**158.9**	**150.9**	**213.3**

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SUMMARY INCOME STATEMENTS

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
					Unaudited		
Net Sales	66.6	67.4	88.9	76.4	61.7	53.6	64.3
Cost of Sales	7.4	9.7	13.2	12.7	10.0	8.2	10.3
Gross Profit	**59.1**	**57.7**	**75.7**	**63.7**	**51.7**	**45.4**	**54.0**
Research & Development	2.9	2.8	2.7	2.7	2.7	2.3	3.4
Selling, General, and Administrative	50.9	50.6	51.3	45.4	46.9	37.3	48.0
Investigation, Restatement, and Related	18.1	21.0	7.2	20.1	15.6	11.4	12.0
Amortization of Intangible Assets	0.2	0.3	0.3	0.3	0.3	0.3	0.3
Impairment of Intangible Assets	0.4	0.0	0.0	0.0	0.0	0.0	0.0
Operating (Loss) Income	**(13.4)**	**(17.1)**	**14.2**	**(4.9)**	**(13.7)**	**(5.9)**	**(9.7)**
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	(8.2)
Interest Expense, net	0.2	(0.3)	(2.3)	(2.4)	(2.4)	(2.6)	(1.5)
Other Income, net	0.0	0.2	0.1	0.0	0.0	0.0	0.0
Pretax (Loss) Income	**(13.2)**	**(17.2)**	**12.1**	**(7.3)**	**(16.1)**	**(8.4)**	**(19.4)**
Income Tax Provision Benefit (Expense)	0.0	0.0	0.3	(0.2)	11.3	0.0	0.0
Net (Loss) Income	**(13.3)**	**(17.2)**	**12.4**	**(7.5)**	**(4.8)**	**(8.5)**	**(19.4)**

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SUMMARY CASH FLOW STATEMENTS

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q20 (Unaudited)	2Q20 (Unaudited)	3Q20 (Unaudited)
Net (Loss) Income	(13.3)	(17.2)	12.4	(7.5)	(4.8)	(8.5)	(19.4)
Effect of Change in Revenue Recognition	0.0	0.0	(17.4)	0.0	0.0	0.0	0.0
Share-Based Compensation	3.0	3.5	2.7	2.9	3.3	4.4	3.7
Depreciation	1.7	1.6	1.6	1.6	1.5	1.4	1.5
Other Non-Cash Effects	1.8	0.9	1.1	1.2	1.2	1.3	9.5
Changes in Assets	0.0	3.6	1.3	(14.2)	(8.2)	2.9	(1.8)
Changes in Liabilities	(8.4)	9.7	(4.9)	(7.0)	(5.3)	(4.7)	1.9
Net Cash Flows Used in Operating Activities	**(15.3)**	**2.1**	**(3.2)**	**(23.1)**	**(12.3)**	**(3.1)**	**(4.6)**
Purchases of Property and Equipment	(0.6)	(0.3)	(0.2)	(0.7)	(1.0)	(0.4)	(0.7)
Principal Payments from Note Receivable	0.4	0.0	2.3	0.0	0.0	0.0	0.0
Patent Application Costs	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	0.0
Net Cash Flows Used in Investing Activities	**(0.4)**	**(0.3)**	**2.1**	**(0.8)**	**(1.1)**	**(0.5)**	**(0.7)**
Preferred Stock Net Proceeds	0.0	0.0	0.0	0.0	0.0	0.0	93.4
Proceeds from Term Loan	0.0	72.8	0.0	0.0	0.0	10.0	49.5
Repayment of Term Loan	0.0	0.0	(0.9)	(0.9)	(0.9)	(10.9)	(72.0)
Prepayment Premium on Term Loan	0.0	0.0	0.0	0.0	0.0	0.0	(1.4)
Deferred Financing Cost	0.0	(6.0)	(0.6)	0.0	0.0	0.0	(2.8)
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(1.0)	(0.1)	(0.2)	(0.2)	(1.5)	(0.8)	(0.1)
Proceeds from Exercise of Stock Options	0.0	0.1	0.0	0.0	0.3	0.0	0.1
Net Cash Flows Used in Financing Activities	**(1.0)**	**66.7**	**(1.7)**	**(1.1)**	**(2.2)**	**(1.8)**	**66.7**
Beginning Cash Balance	45.1	28.4	96.9	94.1	69.1	53.5	48.2
Change in Cash	(16.7)	68.5	(2.8)	(25.1)	(15.5)	(5.3)	61.4
Ending Cash Balance	**28.4**	**96.9**	**94.1**	**69.1**	**53.5**	**48.2**	**109.6**

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MiMedx

NON-GAAP METRICS RECONCILIATION

($ millions)	1Q19	2Q19	3Q19	4Q19	1Q20 (Unaudited)	2Q20 (Unaudited)	3Q20 (Unaudited)
Net Sales – Reported	$ 66.6	$ 67.4	$ 88.9	$ 76.4	$ 61.7	$ 53.6	$ 64.3
Less: Revenue Transition Impact[1]	–	–	21.5	8.2	4.5	1.7	1.0
Adjusted Net Sales	**$ 66.6**	**$ 67.4**	**$ 67.3**	**$ 68.2**	**$ 57.2**	**$ 51.9**	**$ 63.3**
Gross Profit	$ 59.1	$ 57.7	$ 75.7	$ 63.7	$ 51.7	$ 45.4	$ 54.0
Less: Revenue Transition Impact[1]	–	–	18.6	7.1	3.9	1.5	0.9
Adjusted Gross Profit	**$ 59.1**	**$ 57.7**	**$ 57.1**	**$ 56.6**	**$ 47.8**	**$ 44.0**	**$ 53.1**
Adjusted Gross Margin	**88.7%**	**85.6%**	**84.8%**	**83.0%**	**83.6%**	**84.8%**	**83.9%**
Adjusted EBITDA	$ 10.9	$ 9.5	$ 7.6	$ 14.1	$ 3.1	$ 10.2	$ 6.9
Less: Capital Expenditures	(0.6)	(0.3)	(0.2)	(0.7)	(1.0)	(0.4)	(0.7)
Less: Patent Application Costs	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	0.0
Adjusted Free Cash Flow	**$ 10.1**	**$ 9.1**	**$ 7.3**	**$ 13.3**	**$ 2.0**	**$ 9.7**	**$ 6.2**

(1) Impact of revenue transition includes the Transition Adjustment during 3Q2019 and cash collected in 4Q2019, 1Q2020, 2Q2020, and 3Q2020 related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2019, and the respective Form 10-Qs for the noted quarterly periods.

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MiMedx

ADJUSTED EBITDA RECONCILIATION

($ millions)	4Q19	1Q20	2Q20	3Q20
Net Loss	**(7.5)**	**(4.8)**	**(8.5)**	**(19.4)**
Depreciation & Amortization	1.8	1.8	1.7	1.8
Interest Expense	2.4	2.4	2.6	1.5
Loss on Extinguishment of Debt	0.0	0.0	0.0	8.2
Income Tax	0.2	(11.3)	0.0	0.0
EBITDA	**(3.0)**	**(12.0)**	**(4.2)**	**(7.9)**
Investigation, Restatement & Related	20.1	15.6	11.4	12.0
Revenue Transition	(5.9)	(3.9)	(1.5)	(0.9)
Share-Based Compensation	2.9	3.3	4.4	3.7
Adjusted EBITDA[1]	**14.1**	**3.1**	**10.2**	**6.9**

Investigation, Restatement & Related:

- Audit Committee Investigation completed in 2Q19
- Restatement activities completed in 2Q20
- Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, and indemnification costs under agreements with former officers and directors

Revenue transition excludes gross profit impact of shipments prior to 10/1/19 (see slide 39)

(1) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation and Restatement, (vii) the effect of the change in revenue recognition on net loss, and (viii) share-based compensation.

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MiMedx